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eSpeed Announces Resignation of Jay Ryan, Chief Financial Officer, effective May 16, 2006
Mr. Ryan to Remain CFO Through Company's First Quarter 2006
Results Announcement and 10-Q Filing

New York, NY – April 10, 2006 – eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, announced today that Jay Ryan, the Company's Chief Financial Officer, has resigned.

Mr. Ryan has accepted a position as the Chief Financial Officer at a hedge fund. He will continue to perform his duties at eSpeed until May 16, 2006, and will oversee eSpeed's next planned earnings announcement and 10-Q filing.

"We appreciate the contributions Jay has made as eSpeed's CFO over the last two years, and he will be missed," said eSpeed Chairman and Chief Executive Officer Howard W. Lutnick. "We wish him success in his new opportunity."

eSpeed plans to immediately begin a search to replace its Chief Financial Officer, and will announce a successor when this process is completed.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11, 2001, and other factors that are discussed under "Risk Factors" in eSpeed's Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

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Contacts:

Media:
Tristan B. Peniston-Bird, Director
Gavin Anderson & Company
212-515-1900
TPeniston-Bird@GavinAnderson.com

OR

Adrian Thomas, Director of Communications
44-207-894-8647
athomas@espeed.com

Investors:

Jason McGruder, Vice President, Investor Relations
212-938-5000
jmcgruder@espeed.com

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